Exhibit 23.1


Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-22957, 33-32690, 33-32687 and 33-52892) of Designs, Inc. of
our report dated March 26, 2001, with respect to the consolidated financial statements and schedule of Designs, Inc. included in this Annual Report (Form 10-K) for the year ended February 3, 2001.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
May 2, 2001